Execution Copy                                                     Exhibit 10.23


                      FIRST AMENDMENT TO CREDIT AGREEMENT


        This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of August 3, 1999 (this "First Amendment"), among AMBAC FINANCIAL GROUP, INC. ("AMBAC Financial"),
       ---------------                                        ---------------
AMBAC ASSURANCE CORPORATION ("AMBAC Assurance"; together with AMBAC Financial, the "Borrowers"), the various commercial lending institutions as are or may
     ---------
become parties thereto (collectively, the "Lenders"), CITIBANK, N.A.
                                           -------
("Citibank"), as documentation agent (the "Documentation Agent"), THE FIRST
  --------                                 -------------------
NATIONAL BANK OF CHICAGO ("FNBC"), as co-agent (the "Co-Agent"), and THE BANK OF
                           ----                      --------
NOVA SCOTIA ("BNS"), acting through its New York Agency, as arranger and
              ---
administrative agent (the "Administrative Agent") for the Lenders.
                           --------------------

                             W I T N E S S E T H:

        WHEREAS, the Borrowers, the Lenders and the Agents are parties to that certain Credit Agreement, dated as of August 3, 1998 (as amended, supplemented or otherwise modified prior to the date hereof, the "Existing Credit
                                                     ---------------
Agreement");
---------

        WHEREAS, the parties to the Existing Credit Agreement wish to amend certain provisions of the Existing Credit Agreement in certain respects as set forth below; and

        WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend such provisions of the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this First Amendment, being referred to as the "Credit Agreement");
                                                           ----------------

        NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                                    PART I
                                  DEFINITIONS

        SUBPART I.1. Certain Definitions. The following terms (whether or not
                     -------------------
underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

        "Borrowers" is defined in the preamble.
         ---------                    --------

        "Credit Agreement" is defined in the third recital.
         ----------------                    -------------

        "Existing Credit Agreement" is defined in the first recital.
         -------------------------                    -------------

        "First Amendment" is defined in the preamble.
         ---------------                    --------

        "First Amendment Effective Date" is defined in Section 3.1.
         ------------------------------                -----------

        "Lenders" is defined in the preamble.
         -------                    --------

        SUBPART 1.2 Other Definitions. Terms for which meanings are provided in
                    -----------------
the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this First Amendment with such meanings.


                                    PART II
                               AMENDMENTS TO THE
                           EXISTING CREDIT AGREEMENT

        Effective on (and subject to the occurrence of) the First Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with the terms of this Part II; except as so amended, the Existing Credit
                       -------
Agreement and all Exhibits and Schedules shall continue in full force and effect and are in all respects hereby ratified and confirmed.

        SUBPART II.1. (a) Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

               "First Amendment Effective Date" means August 3, 1999.
                ------------------------------

               "Utilization Fee" is defined in Section 3.3.3.
                ---------------                -------------

               "Utilization Fee Determination Date" is defined in Section 3.3.3.
                ----------------------------------                -------------
        (b) The definition of "Loan Documents" in Section 1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               "Loan Documents" means this Agreement, the Notes, any other
                --------------
               agreement designated as a "Loan Document" by the Borrowers and the Required Lenders, and any amendments, waivers or supplements from time to time to any of the foregoing.

        (c) The definition of "Scheduled Commitment Termination Date" in Section
1.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

               ""Scheduled Commitment Termination Date" means with respect to
                 -------------------------------------
               any Lender, (a) August 3, 2000, or (b) as it may be extended from time to time in accordance with Section 2.7 with respect to such Lender, the applicable Extension Date."

        SUBPART 2.3. A new Section 3.3.3 shall be inserted at the end of Section
3.3.2 of the Existing Credit Agreement, which new Section shall read as follows:

               "SECTION 3.3.3. Utilization Fee.
                               ---------------

               The Borrowers agree to pay to the Administrative Agent for the account of each Lender a non-refundable utilization fee (a "Utilization
                                                                    -----------
        Fee") equal to a pro rata portion (based on the ratio of the aggregate
        ---              --------
        principal amount of such Lender's outstanding Loans on the applicable dates to the aggregate principal amount of outstanding Loans on the applicable dates) of the sum of (a) .125% per annum on the aggregate principal amount of outstanding Loans, for each day on which the aggregate principal amount of outstanding Loans exceeds 25% of the Commitment Amount and (b) if on any day the aggregate principal amount of the outstanding Loans exceeds 75% of the Commitment Amount, .125% per annum on the aggregate principal amount of outstanding Loans, for each such day. The Utilization Fee due to each Lender shall be payable in arrears on each Quarterly Payment Date, commencing with the initial Quarterly Payment Date following the First Amendment Effective Date, and on the later of the Scheduled Maturity Date and the date on which all Loans are no longer outstanding (each such Quarterly Payment Date and such later date being a "Utilization Fee Determination Date") if a Utilization Fee is payable pursuant to the provisions of the immediately preceding sentence for any day during the period from (i) the First Amendment Effective Date (in the case of the initial Utilization Fee Determination Date) or, thereafter, the Quarterly Payment Date next preceding the relevant Utilization Fee Determination Date to (ii) such relevant Utilization Fee Determination Date.


                                   PART III
                          CONDITIONS TO EFFECTIVENESS

        SUBPART III.1. First Amendment Effective Date. This First Amendment (and
                       ------------------------------
the amendments contained herein) shall become effective on August 3, 1999 (the "First Amendment Effective Date"), provided that all of the conditions set forth
 ------------------------------
in this Subpart 3.1 have been satisfied.
        -----------

        SUBPART III.1.1. Execution of Counterparts. On or prior to the First
                         -------------------------
Amendment Effective Date, the Administrative Agent shall have received counterparts of this First

Amendment, duly executed and delivered on behalf of the Borrowers all the Lenders and the Agents.

        SUBPART III.1.2. Delivery of Officer's Certificate. The Administrative
                         ---------------------------------
Agent shall have received from each Borrower, on the First Amendment Effective Date, a certificate, substantially in the form of Exhibit A hereof and dated as of the Amendment Effective Date, of an Authorized Officer of such Borrower certifying that both before and after giving effect to this First Amendment: (i) the representations and warranties set forth in Article VI of the Existing
                                                ----------

Credit Agreement shall be true and correct as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and (ii) no Default shall have then occurred and be continuing.

        SUBPART III.1.3. Legal Details, etc. All documents executed or submitted
                         ------------------
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this First Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                    PART IV
                                 MISCELLANEOUS

        SUBPART IV.1.    Cross-References. References in this First Amendment to
                         ----------------
any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this First Amendment.

        SUBPART IV.2.    Loan Document Pursuant to Existing Credit Agreement.
                         ---------------------------------------------------
This First Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

        SUBPART IV.3.    Representations and Warranties. The Borrower hereby
                         ------------------------------
represents and warrants that both before and after giving effect to this First Amendment, the statements contained in Article VI of the Existing Credit Agreement are true and correct.

        SUBPART IV.4.    Successors and Assigns. This First Amendment shall be
                         ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        SUBPART IV.5.    Counterparts. This First Amendment may be executed by
                         ------------
the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        SUBPART IV.6.  Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY
                       -------------
AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers as of the day and year first above written.

                                            AMBAC FINANCIAL GROUP, INC.


                                            By:________________________________
                                                  Name:
                                                  Title:

                                            AMBAC ASSURANCE CORPORATION


                                            By:________________________________
                                                  Name:
                                                  Title:

                                            THE BANK OF NOVA SCOTIA, acting
                                              through its New York Agency, as
                                              Arranger and Administrative Agent


                                            By:________________________________
                                                  Name:
                                                  Title:

                                            CITIBANK, N.A., as Documentation
                                              Agent


                                            By:________________________________
                                                  Name:
                                                  Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO
                                               as Co-Agent


                                            By:________________________________
                                                  Name:
                                                  Title:



                                            THE BANK OF NOVA SCOTIA

                                            By:________________________________
                                                  Name:
                                                  Title:

                                            CITIBANK, N.A.


                                            By:________________________________
                                               Name:
                                               Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO


                                            By:________________________________
                                               Name:
                                               Title:

                                                              EXHIBIT A to
                                                              First Amendment to
                                                              Credit Agreement

                             OFFICER'S CERTIFICATE
                                      OF
                         [AMBAC FINANCIAL GROUP, INC.]
                         [AMBAC ASSURANCE CORPORATION]


        This Officer's Certificate is delivered pursuant to Subpart 3.1.2 of
                                                            -------
that certain First Amendment to Credit Agreement, dated as of August 3,1999 (the "First Amendment"), amending that certain Credit Agreement dated as of August 3,
 ---------------
1998 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), among AMBAC FINANCIAL GROUP, INC.,
                        ----------------
AMBAC ASSURANCE CORPORATION, the various commercial lending institutions as are or may become parties thereto, CITIBANK, N.A. ("Citibank"), as Documentation
                                                --------
Agent, FIRST NATIONAL BANK OF CHICAGO ("FNBC"), as co-agent and THE BANK OF NOVA
                                        ----
SCOTIA, acting through its New York Agency, as arranger and Administrative Agent. Unless otherwise defined herein, terms used herein have the meanings provided therefor in , or as designated pursuant to, the First Amendment.

        The Undersigned hereby certifies, represents and warrants on behalf of [AMBAC Financial Group, Inc.] [AMBAC Assurance Corporation] (the "Borrower) as follows:

        Both before and after giving effect to the First Amendment, the representations and warranties of the Borrower in the Existing Credit Agreement are true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date) and no Default has occurred and is continuing.

        IN WITNESS WHEREOF, I have signed my name as of the 3rd day of August, 1999.

                                               By: ___________________________